       ------------------------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Warren J. Olsen                              VICE PRESIDENT
DIRECTOR AND PRESIDENT                       Valerie Y. Lewis
  Principal, Morgan Stanley Asset            SECRETARY
  Management Inc. and Morgan Stanley & Co.   Karl O. Hartmann
  Incorporated                               ASSISTANT SECRETARY
John D. Barrett II                           James R. Rooney
Chairman and Director,                       TREASURER
Barrett Associates, Inc.                     Joanna M. Haigney
Gerard E. Jones                              ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
       ------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
       ------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

       ------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            EQUITY GROWTH PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting sustainable earnings growth.

For the three months ended March 31, 1997, the Portfolio had a total return of 1.67% for the Class A shares and 1.61% for the Class B shares, as compared to a total return of 2.69% for the S&P 500 Index. The average annual total return for the one year and five-year periods ended March 31, 1997 and for the period from inception on April 2, 1991 through March 31, 1997 was 22.03%, 18.07% and 16.62%, respectively, for the Class A shares, as compared to 19.84%, 16.41% and 15.67%, respectively, for the Index.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
----------------------------------------------------

                                                         AVERAGE      AVERAGE
                                                         ANNUAL       ANNUAL
                                              ONE         FIVE         SINCE
                                 YTD         YEAR         YEARS      INCEPTION
                                -----     -----------  -----------  -----------
PORTFOLIO--CLASS A.........        1.67%       22.03%       18.07%       16.62%
PORTFOLIO--CLASS B(3)......        1.61        21.66           NA        25.02
INDEX......................        2.69        19.84        16.41        15.67

1.  The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

During the first quarter of 1997 the Portfolio performed well against its peer group, gaining 1.54% versus -0.34% for the Lipper Growth Index, but lagged the S&P 500 Index which rose 2.69%.

At this juncture we believe the stage is set for a powerful rotation away from the large, multinational stable growth stocks that have led the U.S. market since early 1994. The primary beneficiaries of this rotation will be selected secondary, domestic growth stocks. This includes small to mid-capitalization growth stocks as well as some larger company stocks that have lagged but where fundamentals have remained strong. Our viewpoint is based not on a "top-down" sector call, which we never try to make, but on company by company "bottom-up" research analysis.

To paraphrase Warren Buffett, the see-through earnings growth of a portfolio will, over time, drive the growth in value of that portfolio. We believe, like Buffett, that a stock becomes more attractive when it grows more slowly than the company's earnings, assuming growth and financial fundamentals remain strong. In early 1994, with Coca Cola stock having been flat for nearly three years against a backdrop of 18% compounded annual EPS growth, Buffett added to his holding, stating that fears of private label competition and slowing international volume growth were overdone and that the stock's underperformance of the company made for a compelling investment. The same could have been said for many other large multinational, stable growth stocks, such as Merck, Proctor and Gamble, Gillette and Disney. The stocks of these companies had done very little for 2-3 years despite double-digit annual earnings gains, as investors feared that growth had slowed and placed their bets on cyclicals, technology, financials and small caps in general. Practically from the moment that Buffett added to his Coke holdings, these large cap stable growth stocks have led the powerful U.S. bull market. Coke and Merck, for example, have both tripled in the three years since Buffett's investment.

For the first two of these three years, smaller and higher beta growth stocks moved up along with their larger, stable growth counterparts. But the smaller, riskier growth stocks topped out in May of 1996 and have been brutalized relative to the overall market since then. The decoupling of the performance of "high fliers" and "low fliers" can be explained by the confluence of several factors:

1. High beta stock valuations had moved up in the wake of the powerful bull market in U.S. stocks. High investor expectations allowed many small growth companies to go public or issue equity, setting up potential disappointments later.

2. Momentum investing, a strategy which stresses rapid earnings growth and ignores valuation, had become very popular after several strong performance years. Beginning in early 1997, though, after almost a year of severe underperformance, mutual fund redemptions have caused selling of already depressed stocks.

3. Indexing has exploded after the S&P 500 Index outperformed over 80% of active U.S. stock managers in 1994, 1995 and again in 1996. This clearly benefited the stocks of the largest U.S. companies. Interestingly, over the last twelve months as stable growth stocks have dramatically outperformed higher beta growth issues, the dollar has been strengthening. This is clearly a negative for multinationals but a non-event for many smaller high growth companies.

In the next few months, investors will begin to pay much more attention to 1998 earnings estimates. Then, in the last few months of 1997, Wall Street analysts will begin to publish 1999 projections. The stock market is characterized by the struggle between fear and greed. As the second quarter of 1997 begins, fear is clearly prevailing in the over-the-counter and secondary stock sectors. It is a buyers' market. The IPO calendar has dried up noticeably. Negative surprises are devastating stocks and positive surprises are having only a modest impact. Our strong belief is that over the next few months, as investors focus on 1998 and begin to look out to 1999, greed will reassert itself. In particular, the high beta stocks that got hit hard but which have strong growth fundamentals should begin to again outperform.

Our biggest holding at March 31, and a perfect example of the former "high fliers" that we think will take off again, is HFS. HFS is a global consumer services company. The company is the largest franchiser of hotels (eight brands) and residential real-estate offices (three brands), owns Avis (second largest rental car system), owns RCI (largest provider of vacation timeshare exchanges worldwide) and has a merger agreement with PHH Corp.( a larger mortgage & relocation service provider). The stock has recently underperformed earnings substantially, down approximately 31% from its high and up only 37% from the beginning of 1996 although earnings per share rose 84% last year and are expected to grow over 100% this year.

The stock has weakened in the wake of a difficult market for higher p/e stocks and, most recently, a negative article concerning chairman Henry Silverman's compensation. (He owns 12 million shares and options, and gets 2 million options per year through the year 2000). He had never sold a share before the third quarter of 1996 and is now selling about 150,000 per quarter. We believe this is "non-news" and because it has been accompanied by robust fundamentals and rising earnings estimates we have added significantly to our position in the stock.

With free cash flow expected to be $630 million in 1997 and $800 million in 1998, and an underleveraged balance sheet, HFS is well positioned to continue its acquisition strategy if management finds good businesses that mesh with their franchise systems and strategy. In short, we believe we have in HFS a classic decoupling of stock price performance and business fundamentals. We expect positive news from the company concerning PHH (acquisition expected to close April 30), Value Rent-a-Car (acquisition expected to close in second quarter) or other business initiatives to drive earnings estimates higher and ultimately be the catalyst to jump-start the stock. Other large high beta holdings include Home Depot, Boston Chicken, Gtech, Clear Channel Communications and Einstein Brothers Bagels.

Two groups in which we have had a major commitment over the past few years are tobacco and financials. Both have performed extremely well and we have cut our positions significantly, taking profits. For example, at the peak last year, in April, we had a 10% position in Philip Morris and an 18% weighting in tobacco, a huge overweight that contributed strongly to our outperformance last year. We took profits in tobacco beginning in late 1996 but especially in February of this year, as the stocks surged on positive business trends and talk of a possible global settlement of litigation claims. Philip Morris and RJR Nabisco peaked at $139 and $39, respectively, but closed out the quarter at $114 and $32. Our weighting at March 31 was approximately 3.5% in Philip Morris and almost 7% in tobacco in general. We still like this group but have cut back for several reasons. First, there have been modest downward earnings revisions at Philip Morris due to currency, at RJR due to weak international cigarette shipments and at Loews due to softness at CNA Financial. These downward revisions followed well over one year of upward revisions. Second, the litigation calendar for the remainder of 1997 looks pretty heavy. And third, as already mentioned, we see a much better risk/reward in high beta growth. We expect to increase our weighting in tobacco at some point, believing that long-term fundamentals are great and that legal and political issues will ultimately fade.

Financial stocks made up almost one-third of our Portfolio in 1996. They had corrected sharply amid fears of higher rates and higher consumer debt delinquencies, but earnings estimates were rising and growth fundamentals were strong. As the stocks surged in late 1996, we cut back our position and as of March 31 had approximately 15% of the Portfolio in these stocks. Lately, financials have come under pressure in response to higher interest rates. We hope to increase our weighting over the next few months, particularly in banks. Contrary to popular perception, selected banks and other financial institutions are not sensitive to interest rates. Rising rates are bad for all stocks, but the implication of calling a stock "interest sensitive" is that when rates go up, earnings estimates are vulnerable. This is simply not the case for a long list of financial services companies. And besides being less sensitive to rising rates than perceived, many financial companies are buying back stock very aggressively. This makes the group defensive and a beneficiary of a weak stock market brought on by rising rates. Wells Fargo, for example, which at March 31 was our largest financial holding at about 3% of the Portfolio, is buying 1-1.5 million shares per quarter on a base of 92 million.

We maintain a modest weighting in both "growth cyclicals" and technology. In growth cyclicals, our major bets are United Technologies, Boeing/McDonnell Douglas, Allied Signal and U.S. Industries. United Technologies has been one of our largest holdings for several years. It continues to be a compelling investment despite the stock's strength as management executes a quiet, GE-type restructuring: improving margins, buying back stock and driving global growth in its various businesses. Boeing announced the acquisition of McDonnell Douglas late in 1996. We owned both stocks at the time, and we have continued to hold our position. Our feeling is that this is a powerful combination which creates a juggernaut that will lead the world in commercial aircraft. In addition, the company is experiencing a huge cyclical upturn, is a strong defense and space company, and throws off a tremendous amount of free cash flow.

Kurt A. Feuerman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
COMMON STOCKS (96.2%)
  CAPITAL GOODS-CONSTRUCTION (6.7%)
    AEROSPACE & DEFENSE (6.4%)
         36,487    Boeing Co.                          $ 3,599
        126,300    Loral Space & Communications          1,784
         52,200    McDonnell Douglas Corp.               3,184
         39,200    Rockwell International Corp.          2,543
         53,900    Textron, Inc.                         5,659
        155,500    United Technologies Corp.            11,701
                                                       -------
                                                        28,470
                                                       -------
    ENVIRONMENTAL CONTROLS (0.3%)
         44,300    WMX Technologies, Inc.                1,357
                                                       -------
  TOTAL CAPITAL GOODS-CONSTRUCTION                      29,827
                                                       -------
  CONSUMER-CYCLICAL (35.4%)
    AUTOMOTIVE (1.8%)
         59,100    Ford Motor Co.                        1,854
         56,600    Goodyear Tire & Rubber Co.            2,957
         90,900    O'Reilly Automotive, Inc.             3,341
                                                       -------
                                                         8,152
                                                       -------
    BROADCAST-RADIO & TELEVISION (3.3%)
        229,900    Clear Channel Communications, Inc.    9,857
        100,350    Heftel Broadcasting Corp., Class A    4,666
                                                       -------
                                                        14,523
                                                       -------
    ENTERTAINMENT & LEISURE (3.0%)
        401,400    GTECH Holdings Corp.                 12,092
         80,100    WMS Industries, Inc.                  1,502
                                                       -------
                                                        13,594
                                                       -------
    FOOD SERVICE (7.7%)
        512,000    Boston Chicken, Inc.                 15,616
         56,100    CKE Restaurants, Inc.                 1,241
        283,000    Cracker Barrel Old Country Store,
                    Inc.                                 7,393
        249,600    Einstein/Noah Bagel Corp.             6,271
         71,500    Lone Star Steakhouse & Saloon,
                    Inc.                                 1,636
         26,300    McDonald's Corp.                      1,243
         38,700    Rainforest Cafe, Inc.                   764
                                                       -------
                                                        34,164
                                                       -------
    GAMING & LODGING (10.7%)
         20,700    Doubletree Corp.                        735
        729,500    HFS, Inc.                            42,949
        252,600    International Game Technology         4,073
                                                       -------
                                                        47,757
                                                       -------

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
    PHOTOGRAPHY & OPTICAL (0.8%)
         46,000    Eastman Kodak Co.                   $ 3,490
                                                       -------
    PUBLISHING (2.9%)
         25,700    Gannett Co., Inc.                     2,207
         51,000    Hollinger International, Inc.,
                    Class A                                465
        901,000    K-III Communications Corp.           10,136
                                                       -------
                                                        12,808
                                                       -------
    RETAIL-FOODS (1.1%)
         89,900    Dominick's Supermarkets, Inc.         2,068
        331,900    Food Lion Inc., Class B               2,666
                                                       -------
                                                         4,734
                                                       -------
    RETAIL-GENERAL (4.1%)
         68,400    COMPUSA Inc.                          1,077
        240,000    Home Depot, Inc.                     12,840
        207,400    PetSmart, Inc.                        4,200
                                                       -------
                                                        18,117
                                                       -------
  TOTAL CONSUMER-CYCLICAL                              157,339
                                                       -------
  CONSUMER-STAPLES (14.8%)
    BEVERAGES AND TOBACCO (2.7%)
         34,800    Coca Cola Enterprises, Inc.           1,997
        307,600    RJR Nabisco Holdings Corp.            9,920
                                                       -------
                                                        11,917
                                                       -------
    DRUGS (0.5%)
         26,900    Pfizer, Inc.                          2,263
                                                       -------
    FOOD (3.0%)
        263,000    Campbell Soup Co.                    12,197
         23,900    Interstate Bakeries Corp.             1,129
                                                       -------
                                                        13,326
                                                       -------
    HEALTH CARE SUPPLIES & SERVICES (0.5%)
         63,250    Columbia/HCA Healthcare Corp.         2,127
                                                       -------
    HOSPITAL SUPPLIES & SERVICES (3.2%)
        108,000    Aetna, Inc.                           9,275
        107,500    Becton Dickinson & Co.                4,838
                                                       -------
                                                        14,113
                                                       -------
    PERSONAL CARE PRODUCTS (0.6%)
         36,800    Gillette Co.                          2,673
                                                       -------

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
  CONSUMER-STAPLES (CONTINUED)
    CIGARETTES (4.3%)
        154,900    Consolidated Cigar Holdings Inc.    $ 3,659
        136,600    Philip Morris Cos., Inc.             15,589
                                                       -------
                                                        19,248
                                                       -------
  TOTAL CONSUMER-STAPLES                                65,667
                                                       -------
  DIVERSIFIED (9.4%)
         62,000    Allied Signal, Inc.                   4,418
            363    Berkshire Hathaway, Inc., Class A    13,141
        153,200    Hillenbrand Industries                6,109
         57,300    Loews Corp.                           5,093
        207,300    Service Corp. International           6,167
         96,200    U.S. Industries, Inc.                 3,391
        215,200    Viad Corp.                            3,443
                                                       -------
  TOTAL DIVERSIFIED                                     41,762
                                                       -------
  ENERGY (2.9%)
    COAL, GAS, & OIL (2.2%)
         33,800    Amoco Corp.                           2,928
         39,100    Diamond Offshore Drilling, Inc.       2,678
         36,200    Halliburton Co.                       2,453
         19,100    Schlumberger, Ltd.                    2,048
                                                       -------
                                                        10,107
                                                       -------
    UTILITIES (0.7%)
         53,600    AES Corp.                             3,002
                                                       -------
  TOTAL ENERGY                                          13,109
                                                       -------
  FINANCE (14.3%)
    BANKING (4.7%)
         56,768    Chase Manhattan Corp.                 5,315
         30,400    Citicorp                              3,291
         43,533    Wells Fargo & Co.                    12,369
                                                       -------
                                                        20,975
                                                       -------
    FINANCIAL SERVICES (4.5%)
         80,800    American Express Co.                  4,838
          9,900    CIGNA Corp.                           1,447
         19,800    Capital One Financial Corp.             738
         55,350    Franklin Resources, Inc.              2,823
         43,600    Merrill Lynch & Co.                   3,744
         77,800    Nationwide Financial Services,
                    Inc., Class A                        2,003
         36,200    Ocwen Financial Corp.                 1,050
         38,300    Student Loan Marketing Association    3,648
                                                       -------
                                                        20,291
                                                       -------
    INSURANCE (4.9%)
        138,800    Ace Ltd.                              8,883
        266,000    CMAC Investment Corp.                 8,878
         27,200    Equitable Of Iowa Cos.                1,360
                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
         59,300    Exel Ltd.                           $ 2,505
                                                       -------
                                                        21,626
                                                       -------
    REAL ESTATE (0.2%)
         39,300    Insignia Financial Group, Inc.,
                    Class A                                707
                                                       -------
  TOTAL FINANCE                                         63,599
                                                       -------
  MATERIALS (0.5%)
    CHEMICALS (0.5%)
         63,400    Monsanto Co.                          2,425
                                                       -------
  TOTAL MATERIALS                                        2,425
                                                       -------
  SERVICES (1.8%)
    PROFESSIONAL SERVICES (0.9%)
         64,475    CUC International, Inc.               1,451
         31,100    Catalina Marketing Corp.              1,263
         59,200    Synder Communications, Inc.           1,391
                                                       -------
                                                         4,105
                                                       -------
    TRANSPORTATION (0.9%)
         45,900    AMR Corp.                             3,787
                                                       -------
  TOTAL SERVICES                                         7,892
                                                       -------
  TECHNOLOGY (10.4%)
    COMPUTERS (1.1%)
         32,600    Compaq Computer Corp.                 2,498
         21,600    Dell Computer Corp.                   1,461
         46,700    Larscom Inc., Class A                   391
         14,000    Sun Microsystems, Inc.                  404
                                                       -------
                                                         4,754
                                                       -------
    ELECTRONICS (4.1%)
         61,000    Applied Materials, Inc.               2,829
         23,100    Cisco Systems, Inc.                   1,112
         58,100    Intel Corp.                           8,083
         45,400    Linear Technology Corp.               2,009
         40,900    Motorola, Inc.                        2,469
         23,800    Texas Instruments, Inc.               1,782
                                                       -------
                                                        18,284
                                                       -------
    OFFICE EQUIPMENT (1.4%)
         46,900    International Business Machines
                    Corp.                                6,443
                                                       -------
    SOFTWARE SERVICES (2.9%)
         42,800    Adobe Systems, Inc.                   1,717
         69,400    Microsoft Corp.                       6,363
         20,500    Netscape Communications Corp.           616
         63,300    Oracle System, Corp.                  2,441
         53,100    Sterling Commerce, Inc.               1,540
                                                       -------
                                                        12,677
                                                       -------
    TELECOMMUNICATIONS (0.9%)
         52,200    AirTouch Communications, Inc.         1,201
         29,100    Ascend Communications, Inc.           1,186

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
  TECHNOLOGY (CONTINUED)
         73,100    WorldCom, Inc.                      $ 1,608
                                                       -------
                                                         3,995
                                                       -------
  TOTAL TECHNOLOGY                                      46,153
                                                       -------
TOTAL COMMON STOCKS (Cost $411,897)                    427,773
                                                       -------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (4.5%)
  REPURCHASE AGREEMENT (4.5%)
$        20,115    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/1/97, to be
                    repurchased at $20,118,
                    collateralized by U.S. Treasury
                    Bonds, 7.5%, due 11/15/16, valued
                    at $20,546 (Cost $20,115)           20,115
                                                       -------
TOTAL INVESTMENTS (100.7%) (Cost $432,012)             447,888
                                                       -------
OTHER ASSETS AND LIABILITIES (-0.7%)
  Other Assets                                             881
  Liabilities                                           (3,970)
                                                       -------
                                                        (3,089)
                                                       -------
NET ASSETS (100%)                                      $444,799
                                                       -------
                                                       -------
CLASS A:
NET ASSETS                                             $440,433
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 28,996,378 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)          $15.19
                                                       -------
                                                       -------
CLASS B:
                                                        $4,366
NET ASSETS
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 288,001 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                $15.16
                                                       -------
                                                       -------
